SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14

                             U. S. Laboratories Inc.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
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1.     Title of each class of securities to which transaction applies:
2.     Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.     Proposed maximum aggregate value of transaction:
5.     Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.     Amount Previously Paid:
2.     Form, Schedule or Registration Statement No.:
3.     Filing Party:
4.     Date Filed:

                             U. S. Laboratories Inc.
                                7895 Convoy Court
                                    Suite 18
                           San Diego, California 92111


Dear Fellow Stockholder:

       You will notice that the enclosed proxy statement has been written in a somewhat different style from other proxy statements to which you may be accustomed. Recently, the Securities and Exchange Commission adopted new rules that require certain information to be presented in a style the SEC calls plain English, which is designed to make the information easier to read and more quickly and easily understood.

       These new SEC rules do not require proxy statements to be written in plain English. We have decided, however, to write our proxy statement in the plain English style because we feel that the idea behind plain English is a good one. We want our stockholders to have access to information about us and our future in a direct and understandable way. For these reasons, we are also writing our annual report to stockholders in the same style. We feel the more you understand our company, the more you will want to participate in our exciting future!

       Please read the enclosed proxy statement. We welcome your comments on our efforts.

                                         Sincerely,



                                         U. S. Laboratories Inc.
                                         Dickerson Wright
                                         Chief Executive Officer

San Diego, California
May 26, 1999

                             U. S. Laboratories Inc.
                                7895 Convoy Court
                                    Suite 18
                           San Diego, California 92111


                  Notice of 1999 Annual Meeting of Stockholders
                            to be held June 19, 1999


Dear Fellow Stockholder:

       We invite you to attend our 1999 annual meeting of stockholders on Saturday, June 19, 1999 at 10:30 a.m. at the Mandalay Bay Resort, located at 3950 Las Vegas Boulevard South, Las Vegas, Nevada. Everyone who held shares of our common stock on May 3, 1999 will be entitled to vote at the annual meeting on the following matters:

       1.     the election of all our directors;

       2.     a proposed amendment to our 1998 stock option plan; and

       3. any other business that may properly come before the annual meeting.

       We have enclosed a proxy card and our 1998 annual report along with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the annual meeting, please complete, date, and sign the proxy card and mail it as soon as you can in the envelope provided. If you attend the annual meeting, you may revoke your proxy and vote your shares in person.

       Thank you for your continued support. We look forward to seeing you at the annual meeting.

                                       Sincerely,



                                       U. S. Laboratories Inc.
                                       James Wait
                                       Vice President, Chief Financial Officer
                                       and Secretary

San Diego, California
May 26, 1999

                           Frequently Asked Questions


Q:     Why did I receive this proxy statement?

       Our board has sent you this proxy statement to ask for your vote, as a stockholder, on certain matters to be voted on at our upcoming annual stockholders' meeting.

Q:     What am I voting on?

       You will vote on the re-election of our directors and proposed amendments to our stock option plan.

Q:     Do I need to attend the annual meeting in order to vote?

       No. You can vote either in person at the annual meeting or by completing and mailing the enclosed proxy card.

Q:     Who is entitled to vote?

       You are entitled to vote if you owned shares as of the close of business on May 3, 1999, which is called the record date. You will be entitled to one vote per share for each share of our common stock you owned on the record date.

Q:     What percentage of U. S. Labs' votes do directors and officers own?

       Approximately 69% of our shares, as of the record date, are controlled by our directors and officers.

Q:     Who are the largest stockholders?

       Dickerson Wright and Gary Elzweig are our largest stockholders.

Q:     Who will count the votes?

       Our transfer agent and registrar will count the votes by proxy, and the votes by ballot will be counted by James Wait, who will act as inspector of elections at the annual meeting.

Q:     How many shares of U. S. Lab's stock are entitled to vote?

       A total of 3,200,000 shares of common stock will be entitled to vote at the annual meeting.

Q:     What constitutes a quorum?

       A quorum refers to the number of shares that must be in attendance at a meeting to lawfully conduct business. A majority of the shares of U.S. Labs' common stock entitled to be cast will represent a quorum. As a result, shares representing at least 1,600,001 votes must be present at the annual meeting before we can take the actions called for at the meeting. A quorum is assured because our officers and directors own more than 1,600,001 shares.

Q:     What happens if I sign and return my proxy card but do not mark my vote?

       If you return a signed proxy card without indicating whether you wish to vote for or against the proposals, Dickerson Wright and James Wait, as proxies, will vote your shares to elect the Board's nominees for directors and to approve the proposed amendment to the plan.

                              Election of Directors

Director Nominees

       At the annual meeting, our stockholders will elect all the current directors to hold office until our annual meeting held in 2000. Dickerson Wright and James Wait, as proxies, intend to vote for the election of all of our board's nominees. If one of our nominees becomes unable to serve as a director before the annual meeting, they will also vote for the replacement recommended by the board.

       Under Delaware law, stockholders elect directors by a plurality of the votes cast. This means that the nominees receiving the largest number of votes, even if less than a majority, will be elected as directors. Any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

       Our board of directors recommends a vote for all the current directors.

Directors and Executive Officers

       Our directors and executive officers and their ages and positions held with us are as follows:

Name                                               Age       Positions
----                                               ---       ---------
Dickerson Wright...........................         52       Chief Executive Officer, President, and Chairman
                                                             of the Board of Directors

Gary H. Elzweig............................         43       Executive Vice President and Director

Donald C. Alford...........................         55       Executive Vice President and Director

Mark Baron.................................         43       Executive Vice President and Director

Martin B. Lowenthal........................         42       Executive Vice President and Director

James Wait.................................         45       Chief Financial Officer, Secretary, and Director

Thomas H. Chapman..........................         68       Director

James L. McCumber..........................         51       Director and Member of Audit Committee

Robert E. Petersen ........................         52       Director and Member of Audit and
                                                             Compensation Committees

Noel Schwartz..............................         71       Director and Member of Compensation Committee

Irvin Fuchs................................         72       Director

       Each of our directors is elected at the annual meeting of stockholders and serves until the next annual meeting and until his successor is elected and qualified, or until his earlier death, resignation, or removal. The underwriters have the right to observe board meetings for a period of five years following the offering. We intend to maintain at least two independent directors on our board.

       Dickerson Wright, P.E., is our founder and has served as our chairman of the board of directors and president since our incorporation in October 1993. Mr. Wright is a registered professional engineer with a history of building and managing engineering service companies and over 25 years experience in the independent testing and inspection industry. Prior to founding our company, he was the co-owner and executive vice president of American Engineering Laboratories and a senior executive with Professional Service Industries. Mr. Wright also served as president and chief executive officer of Western State Testing, as national group vice president of United States Testing Company, and as executive vice president of Professional Service Industries during this period of time.

       Gary H. Elzweig, P.E., is a co-founder of Professional Engineering and has served as president of Professional Engineering since its incorporation in March 1987. Mr. Elzweig has served as our executive vice president and director since May 1998. He is a registered professional engineer with over 20 years of experience in engineering, design, and testing. Mr. Elzweig earned his
Bachelor's Degree from Columbia University, School of Engineers in 1977. Mr. Elzweig also serves as Chairman of Broward County's Board of Rules and Appeals Foundations Subcommittee, and Building Envelope Subcommittee.

       Donald C. Alford has served as our executive vice president and director since May 1998. Mr. Alford was an owner of Wyman Enterprises, Inc. and served as its vice president and chief financial officer from April 1996 until its acquisition by U.S. Labs. Mr. Alford continued to work for U.S. Labs as an officer of Wyman Testing after the acquisition of Wyman Enterprises, Inc. Mr. Alford was co-founder of Cornerstone Development, a real estate company that developed approximately 20 major projects in the San Diego area from 1983 to 1991. From October 1991 to June 1994, Mr. Alford served as president of Procom Supply Corporation, a wholesale distributor of telephone equipment. Mr. Alford also served as managing partner of S.A. Assets, LLC, a real estate development company, from July 1994 to September 1996.

       Mark Baron has been president and director of San Diego Testing since May 1998 and has served as our executive vice president and director since May 1998. Mr. Baron also was employed in the position of manager of business development with Professional Service Industries from November 1989 to October 1996. He has over 20 years experience in the construction industry. Mr. Baron is a certified OSHPD Class A Construction Inspector.

       Martin B. Lowenthal is president and a director of U.S. Engineering and has served as our executive vice president and director since May 30, 1998. Mr. Lowenthal has served as president and director of U.S. Engineering since November 1994 and as secretary of U.S. Engineering since its incorporation in October 1993. Mr. Lowenthal has 16 years of management experience in the engineering and testing industry. He has overseen engineering and testing operations in six states, including New Jersey, New York, Delaware, Pennsylvania, Maryland, and Virginia.

       James Wait has served as our chief financial officer, vice president - finance and treasurer and director since May 1998. Prior to joining us, Mr. Wait served as president of Tayside Development, a real estate consulting firm, from January 1993 to December 1996. Mr. Wait also served as treasurer of Horizon Communities, Inc., a real estate development company, from December 1996 to October 1997 and as treasurer of The Encinas Group, a real estate development company, from November 1997 to April 1998. Prior to 1993, Mr. Wait acted as the chief financial officer and treasurer for 16 years for R.B. McComic, Inc. and The Gentry Company. Mr. Wait is a certified public accountant, licensed in the state of California since 1981.

       Thomas H. Chapman, R.C.E., has served as a director of San Diego Testing since March 1997 and has served as one of our directors since May 1998. Mr. Chapman previously served as president of San Diego Testing from March 1997 to May 1998 and has been employed by San Diego Testing since May 1997. Mr. Chapman originally joined the predecessor to San Diego Testing in 1968 and eventually left San Diego Testing in 1989 when he went to work for Law Engineering. He served as the office manager for Law Engineering until he rejoined San Diego Testing in 1997. He is currently a vice president of San Diego Testing. Mr. Chapman has been involved in several notable projects in San Diego, including the San Diego Convention Center, the Hyatt Regency Hotel, the City Front
Terrace, and One Harbor Drive. Mr. Chapman earned his degree in Civil Engineering from San Diego State University and is a California Registered Civil Engineer.

       James L. McCumber is the chairman, chief executive officer, and founder of McCumber Golf, an internationally recognized firm noted for the design and construction of landmark golf courses. McCumber Golf was founded in 1971. Mr. McCumber has been one of our directors since May 1998. Additionally, he serves as a committee man for the United States Golf Association.

       Robert E. Petersen has served as one of our directors since May 1998. Mr. Petersen has served as president of Asset Management Group, a retail and industrial property management firm, since October 1983. Mr. Petersen has also served as senior vice president and chief financial officer of Collins Development Co. and vice president of La Jolla Development Co., both of which of are real estate development companies, since October 1983.

       Noel Schwartz has been one of our directors since July 1998. Mr. Schwartz has served in the engineering and research industry since 1952. Between 1952 and his retirement in 1988, Mr. Schwartz held positions with United States Testing Company such as consumer research division manager, director of research, vice president of operations-laboratory group, senior vice president-laboratory services division and finally, president-laboratory services division. During his tenure at United States Testing Company, a publicly traded corporation, he was a member of the board of directors.

       Irvin Fuchs is a retired registered professional engineer. Mr. Fuchs has been one of our directors since July 1998. Mr. Fuchs has served in the engineering and research industry since the early 1950's. Before his retirement in 1992, Mr. Fuchs held several positions with United States Testing Company, including division manager-engineering services, division manager-commercial engineering and testing, senior vice president-engineering services group, and president-engineering services group. During his tenure at United States Testing Company, a publicly traded corporation, he was a member of the board of directors.

Current Board Composition, Meetings, and Committees

       Our board met twice in 1998. All the directors attended the meetings. Our compensation and audit committees were not formed until 1999. Currently, we have a standing compensation committee currently composed of Messrs. Wright, Petersen, and Schwartz. The compensation committee reviews and acts on matters relating to compensation levels and benefit plans for our executive officers and key employees, including salary and stock options. The committee is also responsible for granting stock awards, stock options, stock appreciation rights, and other awards to be made under our existing incentive compensation plans. We also have a standing audit committee composed of Messrs. Wright, McCumber, and Petersen. The audit committee assists in selecting our independent auditors and in designating services to be performed by, and maintaining effective communication with, those auditors.

Director Compensation

       We reimburse our directors for all reasonable and necessary travel and other incidental expenses incurred in connection with their attendance at meetings of the board. Beginning in December 1998, we began compensating non-employee directors $500 for each board meeting attended. In 1998, under our 1998 stock option plan, each non-employee director received an option to purchase 5,000 shares of common stock at an exercise price of $6.00 per share. Directors who are members of our subsidiaries' boards received an additional grant of an identical option to purchase 5,000 shares for each board membership. In the future, a director who is first elected to the board may receive an option to purchase shares of common stock for the first year of the director's board term. The board has not yet determined the number of option shares that each director will receive for each additional year the director remains on the board. These options will have an exercise price equal to 100% of the fair market value of the common stock on the grant date.

Employment Agreements

       We have entered into employment agreements with Messrs. Wright, Elzweig, Alford, Baron, Lowenthal, and Wait. Each of these agreements has a term of three years, and provides that we may terminate any of the agreements with or without cause. These employment agreements also provide for 12 months of severance pay at the rate of 50% of the applicable executive's compensation in the event the executive is terminated other than for cause prior to the end of the three-year term.

       Mr. Wright's employment agreement provides salary in the amount of $175,000 per year. We are also obligated to pay Mr. Wright a bonus of 7% of our pre-tax profit if in 1998 our pre-tax profit was at least $1,200,000. Mr. Wright was not given this bonus, but was granted a one-time discretionary bonus in 1999 of $81,550. Mr. Elzweig's employment agreement provides salary in the amount of $125,000 per year. We are also obligated to pay Mr. Elzweig a bonus of 3% of the pre-tax profit for U.S. Labs if in 1998 Professional Engineers had at least pre-tax profits of $450,000. Mr. Elzweig was not given this bonus, but was granted a one-time discretionary bonus of $34,950.

Executive Compensation

       The following table sets forth certain information concerning compensation paid or accrued for the fiscal year ended December 31, 1998 by us to or for the benefit of our chief executive officer and our only other executive officer whose total annual compensation for 1998 exceeded $100,000.

       Until  July  1998,  Mr.  Elzweig  was  not  our  employee,  but  provided management services to us as an independent contractor. Of the $171,567 reflected in the table below, Mr. Elzweig received 5% of the net sales of Professional Engineering, or $92,052, in exchange for these management services.

                                Summary Compensation Table
                                               Annual                  Long-Term
                                            Compensation              Compensation
                                        ---------------------  ---------------------------
                                                                       Securities
                                                                 Underlying Options and
Name and Principal Position                    Salary                   Warrants
------------------------------------    ---------------------  ---------------------------
Dickerson Wright
Chief Executive Officer.........             $175,000                     170,000
Gary H. Elzweig
Executive Vice President........             $171,567                      65,000

       Stock Option Plan. On May 30, 1998, our board of directors adopted the U.S. Laboratories Inc. 1998 Stock Option Plan, under which the board or the compensation committee may issue incentive stock options and non-qualified stock options to purchase an aggregate of 500,000 shares of common stock. Currently, we have 395,000 stock options outstanding under the plan. Additionally, we have indicated to certain employees that we will grant 62,500 stock options to them. Options may be issued under the plan to our employees, officers, directors, advisors, or consultants. We will only grant stock options with an exercise price at least equal to the fair market value of the common stock on the date of grant. The compensation committee administers the plan.

       On November 9, 1998, our board of directors authorized the issuance, under the terms of the plan, of:

       o incentive stock options to purchase an aggregate of 145,000 shares of common stock for an exercise price of $6.60 to Dickerson Wright and Gary Elzweig;

       o incentive stock options to purchase an aggregate of 205,000 shares of common stock for an exercise price of $6.00 to certain of our officers and employees; and

       o non-qualified stock options to purchase an aggregate of 45,000 shares of common stock for an exercise price of $6.00 to certain of our non-employee directors and certain other non-employees who have provided services to us.

       All of these stock options are subject to vesting schedules described in stock option agreements between us and the recipients of the stock options. These option grants replaced the previous grants made on May 30, 1998, which were cancelled.

       Warrants. On November 9, 1998, our board authorized the issuance to certain of our officers and employees warrants to purchase an aggregate of 150,000 shares of common stock for an exercise price of $6.00 per share. These grants replaced the previous grants made on May 30, 1998, which were cancelled.

       The repricing of the above options and warrants was undertaken to facilitate our initial public offering. All outstanding options and warrants were repriced in the same manner.

       The following table provides the specified information concerning grants of options and warrants to purchase our common stock made during the year ended December 31, 1998 to persons named in the Summary Compensation Table. The options and warrants that were scheduled to expire on May 30, 2003 were cancelled on November 9, 1998 in connection with the recapitalization of U. S. Labs in preparation for our initial public offering.

                                      Options/SAR Grants in Last Fiscal Year

                                                 Percent Total
                    Number of Securities     Options/SARs Granted
                         Underlying            to Employees in      Exercise or Base    Expiration
Name                Options/SARs Granted         Fiscal Year          Price ($/Sh)         Date
------------------  ----------------------  ----------------------- ------------------ -------------

Dickerson Wright            170,000                   31.2%           $5.00 - $5.50      5/30/03
                            170,000                   31.2%           $6.00 - $6.60      11/9/03
Gary H. Elzweig              65,000                   11.9%           $5.00 - $5.50      5/30/03
                             65,000                   11.9%           $6.00 - $6.60      11/9/03


       The following table provides information concerning exercises of options and warrants to purchase our common stock in the fiscal year ended December 31, 1998, and unexercised options and warrants held at fiscal year end by the persons named in the Summary Compensation Table. The value of the unexercised options and warrants that are in the money was calculated by determining the difference between the initial public offering price of $6.00 per unit and the exercise price of the options and warrants.

                                       Aggregated Option Exercises in Last Fiscal Year
                                              And Fiscal Year End Option Values
                          Number of
                            Shares                     Number of Securities Underlying           Value of Unexercised
                         Acquired on       Value       Unexercised Options and Warrants        In-the-Money Options and
 Name                      Exercise      Realized            at December 31, 1998            Warrants at December 31, 1998
 ----------------------  -------------  ------------  -----------------------------------  ----------------------------------
                                                       Exercisable       Unexercisable      Exercisable      Unexercisable
                                                      --------------   ------------------  --------------  ------------------

 Dickerson Wright             0             $0           75,151             98,849              $0                $0
 Gary H. Elzweig              0             $0           45,151             19,849              $0                $0


                     Proposal to Amend our Stock Option Plan

General

       Our board has unanimously adopted, subject to approval by the stockholders at the meeting, an amendment to the plan that will increase from 500,000 to 810,000 the maximum number of shares issuable under the plan and will add language to comply with California law.

       Our board and our stockholders approved the plan on May 30, 1998. The plan will remain in effect, subject to our board's right to terminate the plan at any time, until all shares subject to the plan are purchased or acquired, but no award may be granted under the plan on or after May 30, 2008.

Purpose

       The amendment's purpose is to make additional shares available for issuance under the plan in order to enhance our ability to continue to attract and retain key employees who will make substantial contributions to our long-term business growth. Our board believes that approval of the proposed amendment will promote continuity of management and increase incentive and personal interest in the U. S. Labs' welfare by those who are primarily responsible for shaping and carrying out its long-range plans. Additionally, in order to comply with California law, we are amending the plan so that the number of shares subject to outstanding options under the plan may not exceed 30% of the total number of shares of our outstanding stock on the date of an option award. This limitation includes any of our other stock option plans or similar plans.

Administration

       The plan is administered by a committee of the board consisting of not less than two directors who qualify as non-employee and outside directors. Committee members are selected by and serve at our board's discretion. Any awards made to directors who are members of the committee must be approved by our board. If the committee is not in existence, our board will administer the plan. Subject to certain limitations, our board may delegate the committee's administrative authority under the plan to another board committee or one or more of our senior officers.

       The committee has the authority to establish rules for the administration of the plan; to determine the officers and consultants to whom awards will be granted; to determine the types of awards to be granted and the number of shares covered by such awards; and to set the terms and conditions of such awards. The terms of awards may differ from participant to participant. The committee may consider the recommendations of the chief executive officer with regard to awards to be granted under the plan.

       The committee also has the authority and discretion to interpret the Plan and to establish, amend and rescind any rules and regulations relating to the Plan. The committee's interpretations and any decision it makes is final. No person who has served on the committee, or on the board, may be liable for any action or determination made in good faith with respect to the plan.

Eligibility

       Our officers and directors, as well as certain of our consultants, may receive awards under the plan. Participants may be selected from among those officers, directors, and consultants recommended for participation by the chief executive officer, and who, in the opinion of the committee are in a position to contribute materially to our growth, development, and financial success.

Shares Subject to the Plan

       Up to 500,000 shares of common stock are available for awards under the plan, subject to adjustment in the event of any stock dividend or split, recapitalization, reclassification, or other similar corporate change which affects the total number of shares outstanding. If our stockholders approve the proposal to amend the plan, then up to 810,000 shares will be available under the plan. If any shares of common stock subject to awards granted under the Plan are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares issuable thereunder, these shares are available for the granting of new awards under the plan. Also, if shares are used to pay the exercise price of an award or any related withholding taxes, only the net number of shares actually issued under the award will be counted against the maximum number of shares available under the plan.

Stock Options

       A stock option allows a participant to purchase shares of common stock at a fixed price at some future date. Two types of options may be granted under the plan: incentive stock options and nonqualified stock options. These options are subject to different terms and conditions and will have different tax consequences for the participant, as described in more detail below.

       Incentive stock options are subject to certain requirements imposed by the Internal Revenue Code. These requirements are as follows:

o      Only our employees are eligible to receive incentive stock options.
o The exercise price of an incentive stock option must be at least 100% of the fair market value of a share of stock on the grant date.
o The term of an incentive stock option may not be more than 10 years from the grant date. o The aggregate fair market value of shares of stock subject to incentive stock options that can be exercised for the first time by a participant in any calendar year may not exceed $100,000.
o Incentive stock options may not be exercised after twelve months following the participant's termination of employment on account of death or permanent and total disability, and may not be exercised after three months following the participant's termination of employment for any other reason.
o An incentive stock option granted to a 10% or more owner of our company must have an exercise price of at least 110% of the fair market value of a share of stock on the grant date and must have an expiration date not more than five years from the grant date.
o Stock received upon exercise of an incentive stock option must be held by a participant for two years from the grant date and one year from the exercise date in order to be eligible for favorable capital gains treatment.

       The committee may modify the above within the limits imposed by the Code in a participant's option agreement. For example, the committee may decide that a particular incentive stock option will be exercisable by a participant for only 30 days after termination of employment and will have a term of only eight years. In addition, the committee, in its discretion, may add any other terms and conditions to an incentive stock option. If any incentive stock option fails to qualify as an incentive stock option, it will be considered a nonqualified stock option to the extent of such failure.

       The committee determines the terms and conditions of a nonqualified stock option.

       Options may be exercised by payment in full of the exercise price, either
(i) in cash; (ii) by tendering shares of common stock having a fair market value on the date of exercise equal to the total exercise price; or (iii) by a combination of (i) and (ii). The committee may also allow a participant to pay the exercise price by authorizing a third party to sell shares of common stock acquired upon exercise of the option and remit to U. S. Labs a sufficient portion of the sale proceeds to pay the exercise price. Once the exercise price is paid in full, U. S. Labs will deliver to the participant stock certificates for the number of shares purchased.

       Except as otherwise determined by the committee, options generally will be subject to the following termination provisions:

              (1) in the case of death, options may be exercised until 12 months after the date of death;

              (2) in the case of termination for reasons other than death or cause, options may be exercised until 3 months after the date of termination; and

              (3) in the case of termination for cause, options will be forfeited.

Notwithstanding the foregoing, in all cases an option will not be exercisable after its expiration date.

       If any stock dividend or split, recapitalization, reclassification or other similar corporate change affects the total number of shares outstanding, the committee will adjust the number of options or the stated exercise price, or both, under each outstanding award.

       Options may not be sold or otherwise transferred other than by will or pursuant to the laws of descent and distribution, and all options granted to a participant under the plan are exercisable during the participant's lifetime only by the participant.

       If our company is acquired, we may cancel each outstanding option in exchange for a cash payment to the optionee equal to the difference between the estimated price per share of common stock to be paid in the transaction and the option exercise price. Unless otherwise determined by the committee, if our company is the surviving corporation of a merger or consolidation, substitute options will be granted so as to preserve the economic benefits to the optionees. Generally, if our company is not the surviving corporation in a merger or consolidation or there is a dissolution or liquidation of our company, the committee may grant new options or deem the old options immediately exercisable.

Amendment and Termination

       Our board may amend or terminate the plan at any time, subject to stockholder approval if required by or deemed by the board to be advisable under applicable law, regulation, or exchange listing requirements. But, the plan may not be terminated or amended if it may materially adversely affect the rights of any participant or beneficiary under any award made under the plan prior to the date the amendment is adopted by the board. All unexpired awards will continue after termination of the plan, except as they may lapse or terminate by their own terms and condition.

Withholding

       Our company has the right to reduce the number of shares or amount of cash payable under an award, after giving a participant reasonable advance notice, by the amount necessary to satisfy all applicable taxes required by law to be withheld with respect to such amount. Our company may defer making payment of an award if a tax is pending, unless and until indemnified to its satisfaction. The committee may permit withholding obligations arising with respect to awards under the plan to be settled with shares of common stock, including shares of common stock that are part of, or are received upon exercise of, the award that gives rise to the withholding requirement.

Federal Income Tax Considerations

       The following is a summary of significant Federal income tax consequences associated with awards granted under the plan. The discussion is not a complete description of all of the Federal income tax aspects of the plan, and some of the provisions contained in the Code have only been summarized. No discussion of state, local or foreign income tax has been included.

       The grant of a stock option, whether a nonqualified or incentive stock option, under the plan will create no income tax consequences to the employee or our company.

       An employee who is granted a nonqualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the common stock received upon exercise over the exercise price. Our company will be entitled to a corresponding deduction. A subsequent disposition of the common stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date of exercise. This capital gain or loss will be a short-term or long-term capital gain or loss depending on how long the common stock has been held from the date of exercise.

       In general, if an employee holds the shares of common stock acquired under the exercise of an incentive stock option for at least two years from the date of grant and one year from the date of exercise, the employee will recognize no income or gain as a result of exercise. Any gain or loss realized by the employee on the disposition of the common stock after these holding periods will be treated as a long-term capital gain or loss. No deduction will be allowed to our company. If, however, the employee disposes of the common stock before both of these holding period requirements are satisfied, the employee will recognize ordinary income at the time of the disposition equal to the lesser of (i) the gain realized on the disposition or (ii) the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise. Our company will then be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. Any additional gain realized by the employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a short-term or long-term capital gain depending on how long the common stock has been held from the date of exercise.

       Except as discussed below, the exercise of an option by using previously owned stock will not affect the tax consequences on exercise or result in any tax on any appreciation in the value of the stock surrendered.

       Upon exercise of a nonqualified stock option using previously acquired shares of stock, the number of shares of newly acquired stock equal in number to the old shares will have a basis equal to the basis of those old shares. The participant will also carry over the holding period of the old shares for this limited number of new shares of stock. The participant's basis in the excess shares of newly acquired stock will be their fair market value on the date taxation is imposed and the holding period for these excess shares will begin on this date. If a participant exercises a nonqualified stock option by delivery of old shares that were previously acquired under an incentive stock option, this delivery will not be a disqualifying disposition even though the shares so surrendered are not held for the applicable holding periods. However, the number of new shares issued equal to the number of old shares delivered will be treated as stock acquired pursuant to the exercise of an incentive stock option and will be subject to the rules regarding disqualifying dispositions. Any shares acquired in excess of the old shares delivered will be treated as stock acquired pursuant to the exercise of a nonqualified stock option.

       Upon exercise of an incentive stock option with old shares, the participant will take a carryover basis and a carryover holding period in the shares of newly acquired stock equal in number to the old shares. The basis in the shares of the newly acquired stock in excess of the number of old shares will be zero, and the holding period of such excess shares begins at the time of exercise. If any shares of stock acquired upon exercise of an incentive stock option by using old shares are disposed of in a disqualifying disposition, the zero basis shares will be deemed to have been disposed of first and the amount paid for these shares by the participant will be deemed to be zero. If a participant exercises an incentive stock option by delivery of old shares acquired under another incentive stock option, or certain other types of employee plans, and if the applicable holding periods for the old shares have not expired, the delivery of the old shares will be a disqualifying disposition of the old shares. The result will be recognition of ordinary income by the participant in an amount equal to the difference between the exercise price attributable to the old shares and their fair market value at the time the previous option was exercised. If the previous incentive stock option was exercised by payment of the exercise price in cash, the number of new shares equal to the number of old shares will have a basis equal to the fair market value of such old shares at the time the previous option was exercised, and such new shares will have a carryover holding period. If the previous incentive stock option was exercised by payment of the exercise price with old shares, a number of new shares equal to the number of old shares that were deemed to have a zero basis under the rules discussed above will have a basis equal to the amount of ordinary income recognized by the participant and a holding period which includes the holding period of such old shares. The number of additional new shares equal to the difference between the number of such old shares with a zero basis and the total number of old shares surrendered will be deemed to have a carryover basis and holding period. In either case, the basis of the remainder of the newly acquired shares (i.e. the number of new shares received in excess of the number surrendered) will be zero and their holding period will begin at the time of exercise.

       Note that in certain circumstances, changes in the terms of an incentive stock option in order to grant additional benefits to a participant could result in disqualification of the option for incentive stock option tax treatment and make the nonqualified stock option rules applicable.

       At the time of exercise of an incentive stock option, the excess of the fair market value of stock received over the option price will be treated as an adjustment under the alternative minimum tax. This treatment will not apply if the participant disqualifies the incentive stock option by selling the stock in the same calendar year in which the participant recognizes income for purposes of the alternative minimum tax. Imposition of the alternative minimum tax in addition to the regular tax will occur to the extent such alternative tax exceeds the individual's regular tax. The calculation of the alternative minimum tax, if any, is complicated and each participant should discuss it with his or her personal tax advisor.

Vote Required

       Assuming a quorum is present, the affirmative vote of a majority of the votes represented and voted at the meeting is required to approve the proposed amendments to the plan. Any shares not voted at the meeting whether by broker non-votes or otherwise will have no impact on the vote. If you abstain from voting, however, this will be treated as votes against the proposal.

       Our board recommends a vote "FOR" the proposed amendments to the plan. The shares represented by the proxies received will be voted FOR approval of the proposed amendments, unless the proxy indicates a vote against approval or an abstention from voting.

                             Principal Stockholders

       The following table sets forth certain information regarding beneficial ownership of our common stock as of May 3, 1999 by:

       o each person who is known to own beneficially more than 5% of the outstanding shares of our common stock;

       o      each of our directors;

       o our only executive officer other than Mr. Wright whose 1998 compensation exceeded $100,000; and

       o      all our directors and executive officers as a group.

       The persons listed below have sole voting and investment power with respect to all shares of common stock shown as being beneficially owned by them, subject to community property laws, where applicable. The number of shares column in the table includes shares issuable upon exercise of options and warrants exercisable within 60 days of May 3, 1999. The number of options and warrants exercisable within 60 days of May 3, 1999 are listed in the shares issuable upon exercise of options or warrants column. The address of all stockholders is care of U.S. Laboratories Inc., 7895 Convoy Court, Suite 18, San Diego, California 92111.

                                                                             Shares Issuable Upon
                                              Number of         Percentage        Exercise of
Name of Beneficial Owner                        Shares          of Shares     Options or Warrants
------------------------                        ------          ---------     -------------------
Dickerson Wright........................      1,803,489           55.0%               75,151
Gary H. Elzweig.........................        365,638           11.3%               45,151
Martin B. Lowenthal.....................         82,192            2.5%               26,666
Donald C. Alford........................         80,144            2.5%               26,666
Mark Baron..............................         60,318            1.9%               26,666
Thomas H. Chapman.......................         45,727            1.4%               21,666
James Wait..............................         26,666            *                  26,666
James L. McCumber.......................          5,000            *                   5,000
Robert E. Petersen......................          5,000            *                   5,000
Noel Schwartz...........................          7,000            *                   6,000
Irvin Fuchs.............................          7,000            *                   6,000

All current directors and officers as a
group (11 persons)......................      2,448,174           76.5%              270,632

---------------------
*   Represents less than 1%


                              Related Transactions

       All ongoing present and future transactions with our affiliates have been, and will continue to be, on terms no less favorable to us than could have been obtained from unaffiliated parties, and will be approved by a majority of no less than two of our independent directors. These independent directors will not have an interest in those transactions and will have access, at our expense, to our counsel, or independent legal counsel.

       At December 31, 1998, we owed Dickerson Wright, the Chief Executive Officer and majority stockholder, $81,461. This amount is non-interest bearing and is payable upon demand. Mr. Wright loaned this amount to us through the use of his personal line of credit that was personally guaranteed by Mr. Wright and his spouse. In May 1998, we repaid a portion of that line of credit by borrowing under a new $1,700,000 line of credit that is also personally guaranteed by Mr. Wright and his spouse.

       In October 1998, the $1,700,00 line of credit was refinanced into a $1,200,000 note payable and a $500,000 line of credit, both of which are guaranteed by Mr. Wright and his spouse. In July 1998, we also entered into a $500,000 line of credit that is personally guaranteed by Mr. Wright and his spouse. We used this $500,000 line of credit to repay in full to the bank the $480,000 loan made to us through the use of Mr. Wright's personal line of credit.

       As part of the consideration for the acquisition of Wyman Enterprises, Inc.'s assets, we issued a non-interest-bearing note payable to Donald C. Alford in the principal amount of $150,000. The note payments are due in four equal annual installments of $37,500. The first installment was paid in March 1999.

       During the years ended December 31, 1997 and 1996 and the nine months ended September 30, 1998 and 1997, we paid $181,067, $169,594, $92,052, and
$137,063, respectively, in management fees to Gary Elzweig. The management fees were based on 5% of net sales of a subsidiary.

       On January 1, 1998, we issued (a) 315,488 shares of our common stock to Gary H. Elzweig in exchange for 100 shares of the common stock of Professional Engineering; (b) 55,526 shares of our common stock to Martin B. Lowenthal in exchange for 18.5 shares of the common stock of U. S. Engineering; (c) 33,652 shares of our common stock to Mark Baron in exchange for 1.67 shares of the common stock of San Diego Testing; and (d) 24,061 shares of our common stock to Thomas H. Chapman in exchange for 5.67 shares of the common stock of San Diego Testing.

       On January 1, 1998, we issued 10,937 shares of our common stock to Christopher O'Malley, Vice President of U. S. Engineering under the terms of a restricted stock agreement containing restrictions on the disposition of the common stock. The common stock was issued in exchange for a capital contribution made by Mr. O'Malley to U. S. Engineering.

       On April 1, 1998,  we issued  50,478 shares of our common stock to Donald
C. Alford in exchange for 25 shares of the common stock of Wyman Enterprises, Inc.

             Section 16(a) Beneficial Ownership Reporting Compliance

       Under Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers, and any persons holding more than 10% of our common stock are required to report their initial ownership and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and we are required to identify those persons who failed to timely file these reports in 1998. Because we were not publicly held in 1998, there were no requirements to file reports with the SEC under these rules.

          Availability of Form 10-KSB and Annual Report to Stockholders

       SEC rules require us to provide an annual report to stockholders who receive this proxy statement. We will also provide copies of the annual report to brokers, dealers, banks, voting trustees, and their nominees for the benefit of their beneficial owners of record. Additional copies of the annual report, along with copies of our special financial report on Form 10-KSB for the fiscal year ended December 31, 1998 (not including documents incorporated by reference), are available without charge to stockholders upon written request to Secretary, U. S. Laboratories Inc., 7895 Convoy Court, Suite 18, San Diego, California 92111.

                                  Other Matters

       We expect that the election of directors and the proposed amendments to the plan will be the only matters presented for stockholder consideration at the annual meeting. Other matters may properly come before the annual meeting, and the proxies named in the accompanying proxy will vote on them in accordance with their best judgment.

       We will bear the cost of soliciting proxies. We expect to solicit proxies mainly by mail. Some of our employees may also solicit proxies personally and by telephone. We do not anticipate that we will retain anyone to solicit proxies or that we will pay compensation to anyone for that purpose. We will, however, reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold common stock.

       Our board amended our company's bylaws to allow our board to set the date of annual meetings of stockholders by resolution.

       Our board has selected Singer Lewak Greenbaum & Goldstein LLP to continue as our independent accountants for the current year.

       If you wish to include a proposal in our proxy statement for the 2000 annual meeting, SEC Rule 14a-8 requires that you forward the proposal to our secretary by February 19, 2000. If you submit a proposal other than pursuant to SEC Rule 14a-8 less than 45 days in advance of the 2000 meeting, your proposal will be considered untimely and we will not be required to present your proposal at the 2000 annual meeting. If our board chooses to present your proposal despite its untimeliness, the people named in the proxies solicited by our board for the 2000 annual meeting will have the right to exercise discretionary voting power with respect to your proposal.

                                   U. S. Laboratories Inc.



                                   James Wait
                                   Vice President, Chief Financial Officer
                                   and Secretary
San Diego, California
May 26, 1999

                             U.S. LABORATORIES INC.
                             1998 STOCK OPTION PLAN

1.     Purpose

       The purpose of the U.S. Laboratories Inc. 1998 Stock Plan (the "Plan") is to promote the best interests of U.S. Laboratories Inc., a Delaware corporation (the "Company"), its subsidiaries and its shareholders by providing for the acquisition of an equity interest in the Company by officers, directors, employees, and consultants and advisors who perform valuable services for the Company or its subsidiaries and to enable the Company and its subsidiaries to attract and retain the services of such individuals upon whose judgment, interest, skills, and special effort the successful conduct of its operation is largely dependent.

2.     Effective Date

       The Plan shall be effective as of May 30, 1998, subject to approval by the shareholders of the Company within twelve (12) months after the date of adoption of the Plan by the Board of Directors of the Company (the "Board").

3.     Administration

       The Plan shall be administered and interpreted by the Compensation Committee of the Board, consisting of not less than two members of the Board (the "Committee"). If at any time the Committee shall not be in existence, the Board shall administer the Plan and all references to the Committee herein shall include the Board. The Board may, in its discretion, delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee.

       Subject to the provisions of the Plan and applicable law, the Committee shall have complete power and authority to (i) interpret and administer the Plan and any instrument or agreement relating to, or made under, the Plan; (ii) make factual determinations; (iii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (iv) select those individuals who shall receive awards under the Plan; (v) determine the terms, conditions, restrictions and other provisions of awards; and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among participants, whether or not they are similarly situated. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

4.     Eligibility and Participation

       Participants in the Plan shall be selected by the Committee from among those officers, employees and directors of the Company and its subsidiaries, and from among those advisors and consultants providing valuable services to the Company and its subsidiaries, as the Committee may designate from time to time. The Committee shall consider such factors as it deems appropriate in selecting participants and in determining the type and amount of their respective awards. The

Committee's designation of a participant in any year shall not require the Committee to designate such person to receive an award in any other year.

5.     Stock Subject to Plan

    5.1. Number. Subject to adjustment as provided in Section 5.3, the total number of shares of common stock, $.01 par value, of the Company ("Stock"), which may be issued under the Plan shall be 810,000. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock. At no time during the term of the Plan shall the total number of shares of Stock subject to outstanding options under the Plan, any other stock option plan or any stock purchase plan, stock bonus or similar plan of the Company in the aggregate exceed 30% of the total number of shares of Stock of the Company outstanding on the date of the award of any option under the Plan.

    5.2. Unused Stock; Unexercised Rights. If, after the effective date of the Plan, any shares of Stock subject to an award granted under the Plan are forfeited or if an award otherwise terminates, expires or is canceled prior to the delivery of all of the shares of Stock or of other consideration issuable or payable pursuant to such award, then the number of shares of Stock counted against the number of shares available under the Plan in connection with the grant of such award, shall again be available for the granting of additional awards under the Plan to the extent determined to be appropriate by the Committee.

    5.3. Adjustment in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of shares of Stock subject to the Plan and which thereafter may be made the subject of awards under the Plan; (ii) the number and type of shares of Stock subject to outstanding awards; and (iii) the grant, purchase or exercise price with respect to any award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, however, in each case, that with respect to awards of incentive stock options no such adjustment shall be authorized to the extent that such authority would cause such options to cease to be treated as incentive stock options; and provided further, however, that the number of shares of Stock subject to any award payable or denominated in Stock shall always be a whole number.

6.     Term of the Plan

       No award shall be made under the Plan after May 30, 2008. However, unless otherwise expressly provided in the Plan or in an applicable award agreement, any award theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such award, and the authority of the Board to amend the Plan, shall extend beyond such date.

7.     Stock Options

    7.1. Grant of Options. Options may be granted to participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, terms and conditions of options granted to a participant. The Committee also shall determine whether an option is to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a nonqualified stock option. If an option fails at any time to meet the requirements for an incentive stock option under Section 422 of the Code, such option shall be treated as a nonqualified stock option. Only individuals who are employees of the Company or one of its subsidiaries at the time of grant may receive grants of incentive stock options.

    7.2. Exercise Price. The exercise price of each option granted under the Plan shall be established by the Committee or shall be determined by a method established by the Committee at the time the option is granted; except that, unless otherwise determined by the Committee, the exercise price shall not be less than one hundred percent (100%) of the fair market value of a share of Stock as of the Pricing Date, as determined under Section 7.5 (the "Fair Market Value"). For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the option is granted, except that the Committee may provide that:
(i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event) if the grant of the option occurs not more than 90 days after the date of such hiring, promotion or other event; and (ii) if an option is granted in tandem with, or in substitution for, an outstanding award, the Pricing Date is the date of grant of such outstanding award. In the case of the grant of an incentive stock option, the exercise price shall equal one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant; provided, however, that if an incentive stock option is granted to any employee who, at the time of grant, owns shares of Company stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price per share shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant.

    7.3. Term and Exercise of Options. Incentive stock options will be exercisable over not more than ten (10) years after the date of grant (or five
(5) years in the case of a 10% Stockholder) and shall terminate not later than three (3) months after termination of employment for any reason other than death or disability, as determined by the Committee, except as otherwise provided by the Committee. If the participant should die while employed or within three (3) months after termination of employment, then the right of the participant's successor in interest to exercise an incentive stock option shall terminate not later than twelve (12) months after the date of death, except as otherwise provided by the Committee. In all other respects, the terms of any incentive stock option granted under the Plan shall comply with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder. Nonqualified stock options will be exercisable as determined by the Committee and shall terminate at such time as the Committee shall determine and specify in the option agreement. Incentive stock options and nonqualified stock options shall be subject to such vesting schedules (if any) as determined by the Committee and as specified in the option agreement.

    7.4. Option Agreement. Each option shall be evidenced by an option agreement that shall specify the type of option granted, the date of grant, the exercise price, the duration of the option, the vesting schedule (if any) for the option, the number of shares of Stock to which the option pertains and such other conditions and provisions as the Committee shall determine.

    7.5. Fair Market Value. The Fair Market Value of a share of Stock shall be as reasonably determined by the Committee pursuant to such methods or procedures as shall be established from time to time by the Committee.

    7.6. Payment. Subject to the following provisions of this Section 7.6, the full exercise price for shares of Stock purchased upon the exercise of any option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in clause (b) of this Section 7.6, payment may be made as soon as practicable after the exercise). The Committee shall determine the methods and the forms for payment of the exercise price of options, including (a) by effective receipt of cash or, to the extent permitted by the Committee, other mature shares of the Company (as defined by U.S. Generally Accepted Accounting Principles) having a then Fair Market Value equal to the exercise price of such shares, or any combination thereof; or (b) by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. Shares of Stock tendered shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. Upon receipt of the payment of the entire exercise price for the shares so purchased, certificates for such shares will be delivered to the participant.

    7.7. Limits on Incentive Stock Options. Each incentive stock option shall provide that to the extent the aggregate fair market value of the Stock on the date of grant with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year under the Plan or any other plan of the Company exceeds $100,000, then such option as to the excess shall be treated as a nonqualified stock option.

8.     Other Awards

    8.1. Other Stock-Based Awards. Other awards, valued in whole or in part by reference to, or otherwise based on, shares of Stock, may be granted either alone or in addition to or in conjunction with any option under the Plan in such amounts and having such terms and conditions as the Committee may determine.

    8.2. Other Benefits. The Committee may provide types of benefits under the Plan in addition to those specifically listed if the Committee believes that such benefits would further the purposes for which the Plan was established.

9.     Transferability

       Each award granted under the Plan shall be exercised only by the participant during his lifetime and shall not be transferable other than by will or the laws of descent and distribution, except that a participant may, to the extent allowed by the Committee and in a manner specified by the Committee, (a) designate in writing a beneficiary to exercise the award after the participant's death; or (b) transfer an award. An incentive stock option shall not, in any case, be transferable other than by will or the laws of descent and distribution.

10.    Rights of Employees

       Nothing in the Plan shall interfere with or limit in any way the right of the Company and its subsidiaries to terminate any participant's employment at any time nor confer upon any participant any right to continue in the employ of the Company or its subsidiaries.

11.    Change of Control

       In order to preserve a participant's rights under an award in the event of any sale of assets, merger, consolidation, combination or other corporate reorganization, restructuring or change of control of the Company ("Change of Control"), the Committee in its discretion may, at the time an award is made or at anytime thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the award; (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable; (iii) adjust the terms of the award in the manner determined by the Committee to reflect the Change of Control; (iv) cause the award to be assumed, or new right substituted therefor, by another entity; or
(v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

       Notwithstanding anything contained in this Section 11, the Committee may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 11 if it determines that the operation of this Section 11 may prevent a transaction in which the Company or any affiliate is a party from being accounted for on a pooling-of-interests basis, or prevent the Change of Control from receiving desired tax treatment, including without limitation requiring that each participant shall receive a replacement or substitute award issued by the surviving or acquiring corporation.

12.    Amendment, Modification and Termination of Plan

    12.1. Amendments and Termination. The Board may, at any time, amend, alter, suspend, discontinue or terminate the Plan; provided, however, that stockholder approval of any amendment of the Plan shall be obtained if otherwise required by
(a) the Code or any rules promulgated thereunder (in order to allow for incentive stock options to be granted under the Plan), or (b) the listing requirements of the principal securities exchange or market on which the Stock is then traded (in order to maintain the listing or quotation of the Stock thereon). To the extent permitted by applicable law, and subject to such stockholder approval as may otherwise be required, the Committee may also amend the Plan, provided that any such amendments shall be reported to the Board. Termination of the Plan shall not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions. The Committee, subject to the same stockholder approval requirements set forth above, may amend an award agreement at any time; provided that no amendment may, in the absence of written consent to the change by the affected participant (or, if the participant is not then living, the affected beneficiary), adversely affect the rights of any participant or beneficiary under any award granted under the Plan prior to the date such amendment is adopted.

    12.2. Waiver of Conditions. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to any award granted under the Plan.

13.    Taxes

       No later than the date as of which an amount first becomes includable in the gross income of a participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If approved by the Committee, withholding obligations arising with respect to awards granted to participants under the Plan may be settled with shares of Stock previously owned by the participant; provided, however, that the participant may not settle such obligations with Stock that is received upon exercise of the option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and any subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Stock.

14.    Miscellaneous

    14.1. Stock Transfer Restrictions. (a) Shares of Stock purchased under the Plan may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act; and (ii) in compliance with state securities laws. Further, as a condition to issuance of any shares of Stock under the Plan, the participant or his heirs, legatees or legal representatives, as the case may be, may be required to execute and deliver to the Company a restrictive stock transfer agreement in such form, and subject to such terms and provisions, as shall be reasonably determined or approved by the Committee, which agreement, among other things, may impose certain restrictions on the sale or other disposition of any shares of Stock acquired under the Plan. The Committee may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Committee determines that such restrictions afford no substantial benefit to the Company.

       (b) All certificates for shares delivered under the Plan pursuant to any award or the exercise thereof shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the Plan or any applicable restrictive stock transfer agreement and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

    14.2. Other Provisions. The grant of any award under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, provisions for (a) the participant's agreement to abide by any restrictions as specified in the participant's award agreement; (b) one or more means to enable participants to defer recognition of taxable income relating to awards or cash payments derived therefrom; (c) the purchase of Stock under options in installments; or (d) the financing of the purchase of Stock under the options in the form of a promissory note issued to the Company by a participant on such terms and conditions as the Committee determines.

    14.3. Award Agreement. No person shall have any rights under any award granted under the Plan unless and until the Company and the participant to whom the award was granted shall have executed an award agreement in such form as shall have been approved by the Committee.

    14.4. No Fractional Shares. No fractional shares or other securities shall be issued or delivered pursuant to the Plan, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares or other securities, or whether such fractional shares or other securities or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.    Legal Construction

    15.1. Requirements of Law. The granting of awards under the Plan and the issuance of shares of Stock in connection with an award, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. To the extent required by applicable law, the Company will provide to participants, within a reasonable period of time after the end of each fiscal year of the Company, a copy of the financial statements of the Company for the year, in such form as shall be determined by the Board.

    15.2. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

    15.3. Severability. If any provision of the Plan or any award agreement or any award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or option, or would disqualify the Plan, any award agreement or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any award agreement or the award, such provision shall be stricken as to such jurisdiction, person or award, and the remainder of the Plan, any such award agreement and any such award shall remain in full force and effect.

U. S Laboratories Inc. 1999 Annual Meeting of Shareholders - June 19, 1999 This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Dickerson Wright and James Wait, and each or either of them as proxies, each with the power to appoint his substitute, and hereby authorizes each or either of them to represent and to vote, as designated below, all the shares of common stock of U. S. Laboratories Inc. held of record by the undersigned on May 3, 1999 at the 1999 annual meeting of shareholders scheduled to be held on June 19, 1999 and any adjournment thereof. The undersigned hereby acknowledges receipt of the notice of annual meeting and accompanying proxy statement relating to our Company's 1999 annual meeting of shareholders and our company's 1998 annual report.

    This proxy, when properly executed, will be voted in the manner directed by you. If you make no direction, this proxy will be voted FOR the specified director nominees and FOR the proposed amendment to our company's 1998 Stock Option Plan, and on such other business as may properly come before the meeting in accordance with the best judgment of the proxies.

1.  ELECTION OF DIRECTORS: 1.    4. Mark Baron          8. Thomas H. Chapman
Dickerson Wright                 5. Irvin Fuchs         9. James L. McCumber
2. Gary Elzweig                  6. James  Wait         10. Robert E. Petersen
3. Donald C. Alford              7. Noel Schwartz       11. Martin B. Lowenthal


  [ ]  FOR all nominees       [ ]  WITHHOLD AUTHORITY
       listed to the left          to vote for all nominees
       (except as  specified       listed to the left
       below).





(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
                                  ----------------------------------------------
                         ->
                                  ----------------------------------------------






                                         Continued from other side of card


2.  Approval of the amendment to the 1998 Stock Option Plan.
    [ ]  FOR          [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting and at any adjournment thereof.

                                     Date                   No. of Shares
                                    --------------------------------------------



                                    --------------------------------------------

                                    Signature(s)  in Box. Please sign exactly as
                                    your name  appears  hereon.  When shares are
                                    held by joint  tenants,  both  should  sign.
                                    When   signing   as   attorney,    executor,
                                    administrator,  trustee or guardian,  please
                                    give   your  full   title  as  such.   If  a
                                    corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.